                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement No. 333-25757 on Form S-8 filed April 24, 1997 of Midway Games Inc., of our report dated August 19, 1997, with respect to the financial statements and schedule of Midway Games Inc. and subsidiaries included and/or incorporated by reference, in the Annual Report (Form 10-K) for the year ended June 30, 1997.

                                                 /s/ ERNST & YOUNG LLP

Chicago, Illinois
September 24, 1997